May 1, 2023

Phoenix Spectrum Edge®+

Issued by: PHL Variable Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Phoenix Spectrum Edge+ variable annuity contract (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/Nassau-PHL/TAHD/NAS000016. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a Contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Contract: The deferred variable accumulation annuity contracts for which this summary prospectus provides updated information.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For eligible Contracts with loans, the Contract Value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the loan security account, less any loan debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there is more than one owner, on the earliest death of any of the owners.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

PHL Variable (our, us, we, company, or Company): PHL Variable Insurance Company.

Separate Account: PHL Variable Accumulation Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2022. This does not reflect all of the changes that have occurred since you entered into your Contract.

➣	In the prospectus, under “Principal Risks of Investing in the Contract,” the following disclosure was added to the “Insurance Company Insolvency” risk factor.

Recent Development Related to PHL Variable’s Financial Condition – A significant financial risk for PHL Variable is the ability of reinsurance counterparties to meet policyholder obligations when they come due. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products (including the Contract) to Concord. PHL Variable remains responsible for its contractual obligations to policy owners, but generally relies on Concord’s assets to meet policyholder obligations as they arise.

Concord’s capital and surplus is projected to become negative in 2023, primarily due to a number of reinsured policies that have generated significant losses in recent years as a result of adverse life insurance mortality experience. We expect continued adverse mortality losses over the next several years. Other market factors could also adversely impact results, including interest rates, credit spreads, equity prices, derivative prices and availability, volatility, disruptions and strength of the capital markets, deflation and inflation, and government actions in response thereto. As a result, PHL Variable’s total assets (inclusive of Concord’s reinsurance obligations) may not be sufficient to support long-term policyholder obligations and there may be a heightened risk regarding PHL Variable’s ability to fulfill its contractual obligations to you in the future. In light of these concerns, in March 2023, we consented to the administrative supervision of the Connecticut Insurance Commissioner pursuant to Connecticut law, whereby the Commissioner will provide increased supervision and regulatory oversight of PHL Variable, Concord, and certain of our other affiliates. In general, for so long as we remain subject to such supervision and regulatory oversight, we will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of PHL’s business.

For additional information, please see “Contract Guarantees” in the prospectus, as well as the footnotes to our financial statements which are part of the SAI.

➣	Relatedly, the following disclosure was added to the prospectus under “Contract Guarantees”

As discussed under Recent Development Related to PHL Variable’s Financial Condition in the section titled “Principal Risks of Investing in the Contract,” a significant financial risk for PHL Variable is the ability of reinsurance counterparties to meet policyholder obligations when they come due, particularly with respect to our reinsurance agreement with Concord. Concord’s capital and surplus is projected to become negative in 2023, primarily due to significant losses in recent years as a result of adverse life insurance mortality experience, and we expect continued adverse mortality losses over the next several years. In light of this risk, in March 2023, we consented to the administrative supervision of the Connecticut Insurance Commissioner, whereby the Commissioner will provide increased supervision and regulatory oversight of our business and governance activities.

While we continue to monitor the situation closely, and will continue to communicate any important developments to policyholders, as of the date of this prospectus, we do not believe that there has been a material adverse effect on our ability to meet our obligations under the Contracts. Concords losses (and expected negative surplus) are largely offset by several sources, including significant amounts of collateralized funds withheld, assets and accounts receivable pursuant to intercompany agreements, and any profits generated by our products. PHL and Concord currently project sufficient liquidity and assets to meet policyholder obligations through 2040. Please note, however, that these long-term projections reflect estimates and actuarial assumptions which involve the exercise of significant judgment. Total assets may not be sufficient to support long-term policyholder obligations in the future.

➣

Effective April 21, 2023, the Wanger Select fund was merged into the Wanger Acorn fund, an existing underlying fund under the Contract. On the merger date, any Contract Value allocated to the variable investment option for the Wanger Select fund was automatically transferred to the variable investment option for the Wanger Acorn fund. For 60 days after the merger date, if any portion of your Contract Value was automatically transferred to the variable investment option for the Wanger Acorn fund as a result of the merger, you may transfer Contract Value allocated to that variable investment option to any other variable investment option available under your Contract free of charge. Any such free transfer will not count toward any limit on the number of transfers that may be performed under your Contract (except restrictions to discourage frequent transfer activity and/or market timing).

The variable investment option for the Wanger Select fund is no longer available for investment. Any standing Contract instructions that included that variable investment option were automatically updated to replace the variable investment option for the Wanger Select fund with the variable investment option for the Wanger Acorn fund.

➣

Change To Contact Information For Customer Service Office. A Contract Owner should contact the Customer Service Office regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am - 6:00pm EST and the fax number is 1-785-368-1386. That change affects each part of the prospectus that previously had referred to the “New York Customer Service Office” with respect to where Contract Owners should direct customer service matters.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract	1.22%(1)	1.37%(1)
	2. Investment options (underlying fund fees and expenses)	0.32%(2)	4.47%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%(3)	2.70%(3)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/22. Underlying fund fees can vary from year to year.

(3)   The minimum charge refers to the lowest current charge for the optional Phoenix Income Protector GMIB benefit, which is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value. The maximum charge refers to the optional Phoenix Flexible Withdrawal Protector with Extended Care Enhancement, which is assessed as a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted.

FEES AND EXPENSES			LOCATION IN PROSPECTUS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,439	$5,905
	Assumes:	Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes and underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•   Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract; GIA
Insurance Company Risks	An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available at 1-800-541-0171.	Principal Risks of Investing in the Contract; GIA
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• PHL Variable reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading
Optional Benefits

•  Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation

•  The GMWB benefit is available only if you allocate purchase payments to an approved asset allocation or strategic program and remain fully invested in the program for duration of the benefit. This will limit or restrict the investment options that you may select under the contract. We reserve the right to restrict availability of investment options and programs.

•  Under GMWB, if you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. Thus, the Benefit Base can be reduced by an amount greater than the dollar amount withdrawn.

Optional Benefits

RESTRICTIONS		LOCATION IN PROSPECTUS
• Withdrawals, including loans, can significantly reduce the value of the GMWB, and can even result in termination of the benefit.
• Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit. • Election of GMIB rider is irrevocable.
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Sales of Variable Accumulation Contracts

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own.

Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one.

You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Sales of Variable Accumulation Contracts

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000016. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com. Depending on the optional benefits you choose, you may not be able to invest in certain underlying funds.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Upddated fund performance can be found at: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) Adviser: Fred Alger Management, LLC Sub-Adviser: N/A	0.94%	-36.52%	7.42%	11.90%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I) [3] Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners, Inc.	0.33%	-13.33%	6.39%	10.37%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP (Class A) [3] Adviser: DWS Investment Management Americas Inc. Sub-Adviser: N/A	0.26%	-18.34%	9.14%	12.26%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP (Class A) [3] Adviser: DWS Investment Management Americas Inc. Sub-Adviser: N/A	0.39%	-20.64%	3.82%	8.75%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.78%	-12.55%	-0.84%	0.23%
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.81%	-11.78%	1.59%	3.58%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.48%	1.16%	0.85%	0.46%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.70%	-26.38%	8.55%	11.31%
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan.	0.73%	-38.21%	12.97%	14.98%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.71%	-24.52%	12.31%	14.69%
As high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR UK, FMR HK, and FMR Japan	0.50%	-13.03%	0.54%	1.44%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.70%	-5.47%	4.30%	5.51%
Seeks capital appreciation with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	0.91%	-7.43%	3.15%	6.73%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Seeks to provide long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	1.78%	-14.39%	0.43%	3.74%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	-31.11%	7.66%	11.64%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Series II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	-7.71%	5.35%	8.13%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	-20.55%	6.19%	8.30%
Capital appreciation	Invesco V.I. Capital Appreciation Fund[3] Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	-30.96%	8.00%	10.81%
Capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.79%	-31.94%	2.59%	7.59%
Long term growth of capital	Invesco V.I. Main Street Mid Cap Fund® [1] Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.93%	-14.26%	5.10%	7.99%
Capital appreciation	Invesco V.I. Main Street Small Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.84%	-15.83%	7.01%	10.88%
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2,3] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	1.15%	-15.52%	4.04%	8.94%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.89%	-12.80%	1.01%	3.65%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.94%	-9.44%	6.19%	9.80%
The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.16%	-11.21%	4.06%	7.81%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II3 Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-13.17%	4.59%	7.17%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-12.88%	2.80%	4.90%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.77%	-13.25%	3.84%	6.32%
Current income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II3 Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-12.54%	1.77%	3.36%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S shares) [3] Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.10%	-28.83%	6.77%	9.94%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman AMT Sustainable Equity Portfolio (Class S Shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.17%	-18.65%	-7.14%	10.64%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) [3] Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.39%	8.66%	6.94%	-1.66%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.87%	-11.99%	1.86%	0.80%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.77%	-14.39%	-0.28%	0.82%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Inverse Government Long BondStrategy Fund [1,2,3] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	4.38%	46.17%	0.95%	-2.30%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2,3] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	1.65%	-30.26%	9.13%	15.27%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	1.30%	-21.98%	-1.67%	1.02%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 shares) [3] Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.03%	-7.61%	-1.97%	1.47%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	1.15%	-11.50%	-0.76%	4.05%
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund [3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.79%	-15.97%	6.22%	7.82%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund [3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.67%	-13.85%	0.24%	0.80%
Seeks capital appreciation	TVST Touchstone Common Stock Fund [3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.73%	-17.66%	9.01%	11.73%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Seeks growth of capital	TVST Touchstone Small Company Fund [3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.76%	-14.44%	7.10%	11.08%
Long-term growth of capital	Virtus KAR Capital Growth Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.06%	-36.11%	6.90%	11.52%
Capital appreciation and current income.	Virtus KAR Equity Income Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.01%	-2.34%	8.11%	10.69%
High total return consistent with reasonable risk	Virtus SGA International Growth Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.17%	-18.61%	1.49%	1.31%
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	0.97%	-9.52%	0.93%	2.31%
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	1.13%	-26.09%	4.88%	6.92%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Long-term capital growth	Virtus KAR Small-Cap Growth Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.17%	-30.33%	10.16%	15.67%
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A [3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.13%	-24.15%	4.30%	10.25%
High total return over an extended period of time consistent with prudent investment risk	Virtus Strategic Allocation Series (Class A shares) [3] Adviser: Virtus Investment Advisers, Inc. Sub-Advisers: Kayne Anderson Rudnick Investment Management, LLC and New Fleet Asset Management LLC	1.01%	-30.58%	3.48%	5.50%
Long-term capital appreciation	Wanger International [3] Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	1.22%	-33.84%	-0.78%	3.97%
Long-term capital appreciation	Wanger Acorn [3] Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	1.01%	-33.46%	3.06%	8.21%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

Investment Restrictions For GMWB

If you elected an optional GMWB rider, you must allocate all purchase payments and Contract Value to one “program” that is available at the time of your election. Contract Value and purchase payments may never be allocated to more than one program. You may, at any time, switch your program to any other available program, but transfers of partial Contract Value are not permitted. We may discontinue, modify, or amend programs and we may make different programs available in the future. Regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional purchase payments to that program. In general, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability during various time periods. For additional information, see “Additional Programs - Asset Allocation and Strategic Programs” in the prospectus.

	Phoenix Flexible Withdrawal Protector	GMWB 2007
Beginning 11/19/10

Morningstar Portfolio Series – The following underlying funds are available:

•  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Morningstar Portfolio Series – The following underlying funds are available:

•  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

6/22/09 – 11/18/10	Phoenix Dynamic – The following asset allocation options are available: • Moderate • Moderate Growth	Phoenix Dynamic – The following asset allocation options are available: • Moderate • Moderate Growth
3/9/09 – 6/21/09	Phoenix-Ibbotson-Strategic – The following asset allocation options are available: • Conservative • Moderately Conservative • Moderate • Franklin Founding	Phoenix-Ibbotson Strategic – The following asset allocation options are available • Conservative • Moderately Conservative • Moderate • Moderately Aggressive • Aggressive • Franklin Founding
11/17/08 – 3/8/09	Same as later periods above	Same as later periods above
Prior to 11/17/08	Phoenix-Ibbotson Strategic – The following asset allocation options are available: • Conservative • Moderately Conservative • Moderate • Moderately Aggressive • Franklin Founding	Same as later periods above

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2023 are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://dfinview.com/Nassau-PHL/TAHD/NAS000016.

EDGAR Contract Identifier Number: C000067262